EXHIBIT 99.1

FOR IMMEDIATE RELEASE	Nasdaq: NSIT
INSIGHT ENTERPRISES, INC. REPORTS SECOND QUARTER RESULTS
Net Sales — $837 Million; GAAP Diluted EPS — $0.53; Non-GAAP Diluted EPS — $0.39
TEMPE, Ariz. – July 20, 2006 – Insight Enterprises, Inc. (Nasdaq: NSIT) (the “Company”) today reported results of operations for the three and six months ended June 30, 2006.
Second Quarter Highlights:
•	Quarterly net sales growth of 6.4% from $786.7 million in Q2 2005 to $837.1 million in Q2 2006.

•	26% year over year growth in non-GAAP* diluted EPS from $0.31 in Q2 2005 to $0.39 in Q2 2006 (104% year over year growth in GAAP diluted EPS from $0.26 in Q2 2005 to $0.53 in Q2 2006.)

•	Quarterly non-GAAP* operating margin of 3.2%, excluding Direct Alliance Corporation (“Direct Alliance”), which is recorded as a discontinued operation (GAAP operating margin of 2.8%.)

•	Insight North America quarterly net sales and non-GAAP* earnings from operations growth of 7.9% and 25%, respectively, over prior year (GAAP earnings from operations grew 38%).

•	Insight UK quarterly net sales declined 2.0% while non-GAAP* earnings from operations grew 5% over prior year (GAAP earnings from operations grew 11%). In British pounds sterling, quarterly net sales were basically flat while non-GAAP* earnings from operations grew 6% over prior year.

•	Sold non-core subsidiary, Direct Alliance, and recorded gain on sale of $15.1 million ($9.1 million, net of taxes).
Financial Summary Table
(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2006	2005	% change	2006	2005	% change
Insight Enterprises, Inc.
Net sales	$837,104	$786,743	6.4%	$1,626,007	$1,548,034	5.0%
Net earnings – GAAP	$25,887	$12,685	104%	$40,101	$28,197	42%
Net earnings – non-GAAP*	$19,192	$15,279	26%	$36,139	$30,558	18%
Diluted earnings per share – GAAP	$0.53	$0.26	104%	$0.82	$0.57	44%
Diluted earnings per share – non-GAAP*	$0.39	$0.31	26%	$0.74	$0.62	19%

Insight North America
Net sales	$721,781	$669,061	7.9%	$1,390,739	$1,311,737	6.0%
Earnings from operations – GAAP	$20,562	$14,904	38%	$37,578	$33,399	13%
Earnings from operations – non-GAAP*	$23,361	$18,722	25%	$44,264	$37,338	19%

Insight UK
Net sales	$115,323	$117,682	(2.0%)	$235,268	$236,297	(0.4%)
Earnings from operations – GAAP	$2,916	$2,638	11%	$6,464	$6,366	2%
Earnings from operations – non-GAAP*	$3,199	$3,052	5%	$7,032	$6,116	15%

*	A tabular reconciliation of financial measures prepared in accordance with United States generally accepted accounting principles (“GAAP”) to non-GAAP financial measures is included at the end of this press release.
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Insight Enterprises, Inc.       1305 West Auto Drive       Tempe, Arizona 85284       480-902-1001       FAX 480-760-8958

Insight Q2 2006 Results, Page 2	July 20, 2006
“The second quarter of 2006 has been a very exciting and successful quarter for Insight,” said Rich Fennessy, chief executive officer. “We posted strong financial results, divested a non-core part of our business and are announcing today an acquisition that will solidify our value proposition as a trusted advisor to our clients.”
Use of Non-GAAP Financial Measures: The non-GAAP financial measures in the 2006 and/or 2005 periods exclude the gain on the sale of Direct Alliance, stock-based compensation expense, settlement expense, severance and restructuring expenses, income resulting from reductions in liabilities assumed in a previous acquisition, and the tax effects of these items. We exclude these items when internally evaluating gross profit, selling and administrative expenses, earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and when evaluating gross profit, selling and administrative expenses and earnings from operations for the individual operating segments. These non-GAAP measures are used to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare our results to competitors’ financial results. We believe that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and competitors and assist in forecasting performance for future periods because they exclude items we believe to be outside of normal operating results. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
Our effective tax rate for the three months ended June 30, 2006 was 35.0% compared to 38.6% for the three months ended June 30, 2005. The non-GAAP effective tax rate for the three months ended June 30, 2006 was 35.0% compared to 38.7% for the three months ended June 30, 2005. The decrease in the effective tax rate was due primarily to internal initiatives implemented during the quarter that reduced certain state income taxes, both historically and prospectively.
Cash flows from operations for the six months ended June 30, 2006 and 2005 were $125.4 million and $67.3 million, respectively. Cash flows from operations for the six months ended June 30, 2006 resulted primarily from net earnings from continuing operations before depreciation, decreases in accounts receivable and inventory and increases in accounts payable. Accounts receivable decreased due to improvements in the aging of accounts receivable. Inventory decreased due primarily to improvements in our supply chain activities and fewer opportunistic purchases during the period. Accounts payable increased due to timing of payments at period end. Cash flows from operations for the six months ended June 30, 2006 resulted primarily from net earnings from continuing operations before depreciation, decreases in accounts receivable and increases in client payments received in advance of shipment. We had no outstanding balances under our line of credit and accounts receivable securitization facility at June 30, 2006. At June 30, 2006, we had $138.3 million in cash, including $46.5 million received from the sale of Direct Alliance.
Stock-Based Compensation Expense
On January 1, 2006, we adopted Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“SFAS No. 123R”), which requires stock-based compensation to be measured based on the grant-date fair value of the award and recognized over the period during which an employee is required to provide service in exchange for the award. We adopted SFAS No. 123R using the modified prospective transition method. Under this method, the provisions of SFAS No. 123R apply to all awards granted or modified after the adoption date and compensation expense must be recognized for any unvested stock option awards outstanding as of the date of adoption. Prior periods have not been restated. However, we recorded stock-based compensation expense in prior periods related to the amortization of the fair value of restricted stock shares and units over their vesting period. Stock-based compensation expense is classified in the same line item of the consolidated financial statements as other payroll-related expenses for the specific employee.
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Insight Enterprises, Inc.       1305 West Auto Drive       Tempe, Arizona 85284       480-902-1001       FAX 480-760-8958

Insight Q2 2006 Results, Page 3	July 20, 2006
Stock-based compensation expense for the three and six months ended June 30, 2006 and 2005 was recorded in continuing operations in the financial statements as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Insight North America
Selling and administrative expenses	$2,799	$168	$5,686	$289

Insight UK
Selling and administrative expenses	$283	$—	$568	$—

Consolidated
Selling and administrative expenses	$3,082	$168	$6,254	$289

Stock-based compensation expense disclosed only in the footnotes to the consolidated financial statements for the three and six months ended June 30, 2005 was $3.2 million and $6.6 million, respectively.
OPERATING SEGMENTS
We are a leading provider of information technology (“IT”) products and services to businesses in the United States, Canada and the United Kingdom. Our offerings include brand name computing products and IT services. Following the disposition of Direct Alliance on June 30, 2006, we are organized in the following operating segments:
•	Provider of IT products and services – North America (“Insight North America”); and

•	Provider of IT products and services – United Kingdom (“Insight UK”).
The operations of Direct Alliance are shown in the consolidated financial statements as a discontinued operation.
Insight North America
Insight North America’s net sales for the three months ended June 30, 2006 increased 7.9% to $721.8 million, compared to net sales of $669.1 million for the three months ended June 30, 2005. “We saw growth among sales to all of our client segments,” said Fennessy. “Sales to small- to medium-sized business customers continue to show improvements. As we stated at the end of the last two quarters, several of our large clients had deferred some of their IT projects and we benefited from the deployment of some large projects during this quarter.”
Insight North America’s gross profit as a percentage of net sales was 12.0% for the three months ended June 30, 2006, compared to 11.7% for the three months ended June 30, 2005. “The increase from the second quarter of 2005 was due primarily to decreases in the reserve for vendor receivables, increases in sales of services, increases in product margin, increases in supplier reimbursements and increases in referral fees for Microsoft enterprise software agreement renewals. These increases were offset partially by decreases in freight margins and increases in the write-downs of inventories,” said Stanley Laybourne, chief financial officer.
Insight North America’s selling and administrative expenses were 8.8% (non-GAAP) of net sales for the three months ended June 30, 2006, compared to 8.9% (non-GAAP) for the three months ended June 30, 2005. The non-GAAP selling and administrative expenses excludes stock-based compensation expense of $2.8 million and $168,000 for the three months ended June 30, 2006 and 2005, respectively. Selling and administrative expenses in the second quarter of 2006 also include approximately $720,000 of accelerated depreciation related to portions of our current operating system that will not be utilized after we upgrade to mySAP. “Compared to the second quarter of 2005, we have benefited from increases in net sales, decreases in marketing expenses and increases in efficiencies due to operational improvements and restructuring activities that were implemented at the end of Q2 2005. These savings have been offset by increases in sales incentive plans, increases in bonus expenses due to increased financial performance, accelerated depreciation and other IT expenses related to the mySAP upgrade,” Laybourne said.
Insight North America’s earnings from operations as a percentage of net sales for the three months ended June 30, 2006 were 3.2% (non-GAAP) compared to 2.8% (non-GAAP) for the three months ended June 30, 2005. The non-GAAP earnings from operations for the three months ended June 30, 2006 excludes stock-based compensation expense of $2.8 million. The non-GAAP earnings from operations for the three months ended June 30, 2005 excludes severance and restructuring expenses of $3.7 million and stock-based compensation of $168,000.
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Insight Enterprises, Inc.       1305 West Auto Drive       Tempe, Arizona 85284       480-902-1001       FAX 480-760-8958

Insight Q2 2006 Results, Page 4	July 20, 2006
Insight UK
Insight UK’s net sales for the three months ended June 30, 2006 decreased by 2.0% to $115.3 million, compared to net sales of $117.7 million for the three months ended June 30, 2005. In British pounds sterling, net sales were basically flat compared to the three months ended June 30, 2005. In British pounds sterling, sales per day actually increased by 2.7%, as Insight UK had only 61 shipping days in the second quarter of 2006 compared to 63 days in the second quarter of 2005. “We continue to be very pleased with the results of our UK operation given the overall challenging UK market,” said Fennessy.
Insight UK’s gross profit as a percentage of net sales was 15.1% for the three months ended June 30, 2006, compared to 13.7% for the three months ended June 30, 2005. “The increase in gross margin from the second quarter of 2005 was due primarily to increases in product margin, increases in referral fees from Microsoft enterprise software agreement renewals and increases in supplier discounts, partially offset by decreases in supplier reimbursements as a percentage of sales,” said Laybourne.
For the three months ended June 30, 2006, Insight UK’s selling and administrative expenses were 12.3% (non-GAAP) of net sales compared with 11.1% (GAAP and non-GAAP) in the same quarter of 2005. “The increase in selling and administrative expenses as a percentage of net sales was due primarily to increases in sales compensation plans and facility costs related to our new London office, offset partially by a property tax rebate received during the quarter,” said Laybourne. The non-GAAP selling and administrative expenses exclude stock-based compensation expense of $283,000 for the three months ended June 30, 2006.
Insight UK’s earnings from operations as a percentage of net sales in the three months ended June 30, 2006 were 2.8% (non-GAAP), compared to 2.6% (non-GAAP) in the three months ended June 30, 2005. The non-GAAP earnings from operations exclude stock-based compensation expense of $283,000 for the three months ended June 30, 2006 and severance and restructuring expenses of $414,000 for the three months ended June 30, 2005.
Discontinued Operation
On June 30, 2006, the Company completed the sale of 100% of the outstanding stock of Direct Alliance to TeleTech Holdings, Inc. (“TeleTech”) for a purchase price of $46.5 million, subject to a working capital adjustment. The purchase price did not include real estate and intercompany receivables, which had an estimated fair value of $49.4 million and were distributed to the Company immediately prior to closing. In addition to payment of the purchase price, TeleTech will be obligated under the agreement to make a one-time bonus payment to the Company if Direct Alliance achieves certain gross profit levels for the year ending December 31, 2006 (“Earn Out”). Additionally, TeleTech will be entitled to a claw back of the purchase price of up to $5.0 million if certain Direct Alliance client contracts are not renewed on terms prescribed in the agreement. Also, the Company paid $2.7 million to the holders of 1,997,500 exercised Direct Alliance stock options, this amount will be further adjusted for the above described working capital adjustment, Earn Out and claw back. Adjustments for the above described working capital adjustment, Earn Out, clawback and payments to holders of exercised Direct Alliance stock options will also adjust the gain recorded on the sale. The operations of Direct Alliance are shown in the consolidated financial statements as a discontinued operation.
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Insight Enterprises, Inc.       1305 West Auto Drive       Tempe, Arizona 85284       480-902-1001       FAX 480-760-8958

Insight Q2 2006 Results, Page 5	July 20, 2006
CONFERENCE CALL AND WEBCAST
We will host a conference call and live webcast today at 5:00 p.m. ET to discuss the quarterly results of operations. A live webcast of the conference call (in listen-only mode) will be available on our corporate website at www.insight.com and a replay of the webcast will be available on our corporate website for a limited time.
FORWARD-LOOKING INFORMATION
Certain statements in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statement. Some of the important factors that could cause our actual results to differ materially from those projected in any forward-looking statements include, but are not limited to, the following:
•	our integration and operation of acquired businesses;

•	changes in the information technology industry and/or the economic environment;

•	our reliance on suppliers for product availability, marketing funds, purchasing incentives and competitive products to sell;

•	disruptions in our information technology and voice and data networks;

•	actions of our competitors, including manufacturers of products we sell;

•	failure to comply with the terms and conditions of public sector contracts;

•	the risks associated with international operations;

•	our dependence on key personnel;

•	rapid changes in product standards;

•	our ability to renew or replace short-term financing facilities;

•	intellectual property infringement claims; and

•	risks that are otherwise described from time to time in our Securities and Exchange Commission reports, including but not limited to the items discussed in “Factors That Could Affect Future Results” set forth in “Risk Factors” in Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 as filed with the Securities and Exchange Commission.
We assume no obligation to update, and do not intend to update, any forward-looking statements

Contacts:	Stanley Laybourne	Karen McGinnis
	Chief Financial Officer,	Senior Vice President-
	Secretary and Treasurer	Finance
	Tel. 480-350-1142	Tel. 480-333-3074
	Email slaybour@insight.com	Email kmcginni@insight.com
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Insight Enterprises, Inc.       1305 West Auto Drive       Tempe, Arizona 85284       480-902-1001       FAX 480-760-8958

Insight Q2 2006 Results, Page 6	July 20, 2006
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Consolidated Statements of Earnings
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Net sales	$837,104	$786,743	$1,626,007	$1,548,034
Costs of goods sold	732,851	692,162	1,422,702	1,362,054

Gross profit	104,253	94,581	203,305	185,980
Operating expenses:
Selling and administrative expenses	80,775	72,975	159,263	142,815
Severance and restructuring expenses	—	4,064	—	4,064
Reductions in liabilities assumed in a previous acquisition	—	—	—	(664)

Earnings from operations	23,478	17,542	44,042	39,765
Non-operating (income) expense:
Interest income	(340)	(804)	(1,262)	(1,605)
Interest expense	195	233	992	526
Other expense, net	(518)	254	(325)	413

Earnings from continuing operations before income taxes	24,141	17,859	44,637	40,431
Income tax expense	8,450	6,898	15,773	15,633

Net earnings from continuing operations	15,691	10,961	28,864	24,798
Earnings from discontinued operation, net of taxes of $660, $1,068, $1,258 and $2,102, respectively	1,052	1,724	2,093	3,399
Gain on sale of discontinued operation, net of taxes of $5,978, $0, $5,978 and $0, respectively	9,144	—	9,144	—

Net earnings from discontinued operation	10,196	1,724	11,237	3,399

Net earnings	$25,887	$12,685	$40,101	$28,197

Net earnings per share - Basic:
Net earnings from continuing operations	$0.33	$0.22	$0.60	$0.50
Net earnings from discontinued operation	0.21	0.04	0.23	0.07

Net earnings per share	$0.54	$0.26	$0.83	$0.57

Net earnings per share - Diluted:
Net earnings from continuing operations	$0.32	$0.22	$0.59	$0.50
Net earnings from discontinued operation	0.21	0.04	0.23	0.07

Net earnings per share	$0.53	$0.26	$0.82	$0.57

Shares used in per share calculations:
Basic	48,277	48,601	48,140	49,087

Diluted	48,735	49,084	48,710	49,608

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Insight Enterprises, Inc.       1305 West Auto Drive       Tempe, Arizona 85284       480-902-1001       FAX 480-760-8958

Insight Q2 2006 Results, Page 7	July 20, 2006
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(In thousands)

	June 30,	December 31,
	2006	2005
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$138,252	$35,145
Accounts receivable, net	429,978	480,458
Inventories	91,549	121,223
Inventories not available for sale	21,800	35,528
Deferred income taxes and other current assets	31,289	29,624

Total current assets	712,868	701,978

Property and equipment, net	129,773	133,017
Goodwill	87,404	87,124
Other assets	32	221

	$930,077	$922,340

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$185,718	$183,501
Accrued expenses and other current liabilities	71,694	54,926
Client payments in advance of shipment	23,887	24,747
Inventories financing facility	—	4,281
Short-term financing facility	—	45,000
Line of credit	—	21,309

Total current liabilities	281,299	333,764

Deferred income taxes and other long-term liabilities	16,826	22,552

Stockholders’ equity:
Preferred stock	—	—
Common stock	483	477
Additional paid-in capital	314,301	299,043
Retained earnings	292,414	252,318
Accumulated other comprehensive income – foreign currency translation adjustment	24,754	14,186

Total stockholders’ equity	631,952	566,024

	$930,077	$922,340

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Insight Enterprises, Inc.       1305 West Auto Drive       Tempe, Arizona 85284       480-902-1001       FAX 480-760-8958

Insight Q2 2006 Results, Page 8	July 20, 2006
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Six Months Ended
	June 30,
	2006	2005
Cash flows from operating activities:
Net earnings from continuing operations	28,864	24,798
Plus: net earnings from discontinued operation	11,237	3,399

Net earnings	40,101	28,197
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	9,086	7,244
Provision for losses on accounts receivable	1,483	3,037
Write-downs of inventories	4,748	3,936
Non-cash stock-based compensation	6,254	289
Gain on sale of discontinued operation	(15,122)	—
Tax benefit from employee gains on stock-based compensation	—	1,495
Excess tax benefit from employee gains on stock-based compensation	(2,232)	—
Deferred income taxes	(6,724)	3,012
Changes in assets and liabilities:
Decrease in accounts receivable	20,048	22,183
Decrease in inventories	39,379	5,104
(Increase) decrease in other current assets	(2,120)	1,620
Increase in other assets	(14,625)	(209)
Increase (decrease) in accounts payable	55,459	(15,350)
Decrease in inventories financing facility	(4,281)	(13,055)
(Decrease) increase in client payments in advance of shipment	(6,521)	20,805
Increase (decrease) in accrued expenses and other current liabilities liabilities	515	(961)

Net cash provided by operating activities	125,448	67,347

Cash flows from investing activities:
Proceeds from sale of discontinued operation	46,500	—
Purchases of property and equipment	(17,187)	(16,438)
Cash receipt of underwriter receivable, net	—	27,363

Net cash provided by investing activities	29,313	10,925

Cash flows from financing activities:
Repayments on short-term financing facility	(45,000)	(40,000)
Borrowings on short-term financing facility	—	15,000
Net (repayments) borrowings on line of credit	(21,309)	2,491
Proceeds from sales of common stock under employee stock plans	7,391	3,782
Excess tax benefit from employee gains on stock-based compensation	2,232	—
Repurchase of common stock	—	(24,998)

Net cash used in financing activities	(56,686)	(43,725)

Cash flows from discontinued operation:
Net cash used in operating activities	(8,885)	(1,532)
Net cash provided by (used in) investing activities	11,710	(1,864)
Net cash used in financing activities	(2,696)	(84)

Net cash provided by (used in) discontinued operation	129	(3,480)
Foreign currency exchange effect on cash flow	4,903	(3,772)

Increase in cash and cash equivalents	103,107	27,295

Cash and cash equivalents at beginning of period	35,145	38,443

Cash and cash equivalents at end of period	$138,252	$65,738

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Insight Enterprises, Inc.       1305 West Auto Drive       Tempe, Arizona 85284       480-902-1001       FAX 480-760-8958

Insight Q2 2006 Results, Page 9	July 20, 2006
Insight Enterprises, Inc. and Subsidiaries
Quarterly Operating Statistics Table
(unaudited)

	Three Months Ended
	June 30,
	2006	2005	Change
Insight Enterprises, Inc.
Working capital (in thousands)	$431,569	$368,456	17%
Days sales outstanding in ending accounts receivable (“DSOs”)	46	47	(1 day)
Annualized inventory turns (a)	32	32	—
Days costs of goods sold outstanding in ending accounts payable (“DPOs”)	24	23	1 day
Effective tax rate (GAAP)	35.0%	38.6%	(3.6%)
Effective tax rate (Non-GAAP)	35.0%	38.7%	(3.7%)

Insight North America
Number of shipping days	64	64	—
Number of account executives	1,069	1,054	1%
Average account executive tenure (years)	4.1	3.8	0.3 years
Percentage of account executives with tenure of:
<1 year	25%	22%	3%
1-2 years	12%	17%	(5%)
2-3 years	10%	9%	1%
>3 years	53%	52%	1%
Net sales per average account executive	$673,617	$618,642	9%
Gross profit per average account executive	$81,036	$72,513	12%
Direct shipments %	58%	64%	(5	%) (b)
Electronic net sales %	20%	n/a (c)	n/a	(c)
Electronic transactions %	30%	n/a (c)	n/a	(c)
Product mix (as a % of net product sales):
Notebooks and PDA’s	16%	18%	(4	%) (d)
Desktops and servers	15%	16%	1	% (d)
Software	11%	12%	2	% (d)
Storage devices	7%	8%	(5	%) (d)
Networking and connectivity	18%	13%	53	% (d)
Printers	7%	7%	6	% (d)
Monitors and video	6%	6%	4	% (d)
Memory and processors	5%	5%	18	% (d)
Supplies and accessories	7%	7%	(1	%) (d)
Miscellaneous	8%	8%	6	% (d)

(a)	Excluding inventories not available for sale.

(b)	Represents percentage decline in number of direct shipments.

(c)	No prior year information is available as we changed our methodology in the second quarter of 2006 for capturing electronic net sales and transactions.

(d)	Represents percentage of net sales growth/decline in product category.
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Insight Enterprises, Inc.       1305 West Auto Drive       Tempe, Arizona 85284       480-902-1001       FAX 480-760-8958

Insight Q2 2006 Results, Page 10	July 20, 2006
Insight Enterprises, Inc. and Subsidiaries
Quarterly Operating Statistics Table (continued)
(unaudited)

	Three Months Ended
	June 30,
	2006	2005	Change
Insight UK
Number of shipping days	61	63	(2 days)
Number of account executives	276	303	(9%)
Average account executive tenure (years)	2.3	2.0	0.3 years
Percentage of account executives with tenure of:
<1 year	41%	47%	(6%)
1-2 years	20%	22%	(2%)
2-3 years	14%	10%	4%
>3 years	25%	21%	4%
Net sales per average account executive	$425,548	$392,925	8%
Gross profit per average account executive	$64,292	$53,947	19%
Direct shipments %	48%	46%	1	% (a)
Electronic net sales %	22%	n/a (b)	n/a	(b)
Electronic transactions %	39%	n/a (b)	n/a	(b)
Product mix (as a % of net product sales):
Notebooks and PDA’s	17%	18%	(7	%) (c)
Desktops and servers	14%	15%	(9	%) (c)
Software	16%	15%	8	% (c)
Storage devices	8%	9%	(4	%) (c)
Networking and connectivity	10%	8%	15	% (c)
Printers	8%	8%	(7	%) (c)
Monitors and video	9%	9%	(11	%) (c)
Memory and processors	4%	4%	4	% (c)
Supplies and accessories	8%	8%	2	% (c)
Miscellaneous	6%	6%	(4	%) (c)

(a)	Represents percentage growth/decline in number of direct shipments.

(b)	No prior year information is available as we changed our methodology in the second quarter of 2006 for capturing electronic net sales and transactions.

(c)	Represents percentage net sales growth/decline in product category.
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Insight Enterprises, Inc.       1305 West Auto Drive       Tempe, Arizona 85284       480-902-1001       FAX 480-760-8958

Insight Q2 2006 Results, Page 11	July 20, 2006
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Operating Segment Statement of Earnings Information
(In thousands)
(unaudited)

	Three Months Ended June 30, 2006
	Insight
	North America	Insight UK	Consolidated
Net sales	$721,781	$115,323	$837,104
Costs of goods sold	634,951	97,900	732,851

Gross profit	86,830	17,423	104,253
Operating expenses:
Selling and administrative expenses	66,268	14,507	80,775

Earnings from operations	$20,562	$2,916	23,478

Non-operating income, net			(663)

Earnings from continuing operations before income taxes			24,141
Income tax expense			8,450

Net earnings from continuing operations			15,691
Net earnings from discontinued operation			10,196

Net earnings			$25,887

Total assets	$1,184,765	$123,913	$930,077	*

*	Consolidated total assets include net intercompany eliminations and corporate assets of $378,601.

	Six Months Ended June 30, 2006
	Insight
	North America	Insight UK	Consolidated
Net sales	$1,390,739	$235,268	$1,626,007
Costs of goods sold	1,222,455	200,247	1,422,702

Gross profit	168,284	35,021	203,305
Operating expenses:
Selling and administrative expenses	130,706	28,557	159,263

Earnings from operations	$37,578	$6,464	44,042

Non-operating income, net			(595)

Earnings from continuing operations before income taxes			44,637
Income tax expense			15,773

Net earnings from continuing operations			28,864
Net earnings from discontinued operation			11,237

Net earnings			$40,101

Total assets	$1,184,765	$123,913	$930,077	*

*	Consolidated total assets include net intercompany eliminations and corporate assets of $378,601.
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Insight Enterprises, Inc.       1305 West Auto Drive       Tempe, Arizona 85284       480-902-1001       FAX 480-760-8958

Insight Q2 2006 Results, Page 12	July 20, 2006
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Operating Segment Statement of Earnings Information
(In thousands)
(unaudited)

	Three Months Ended June 30, 2005
	Insight
	North America	Insight UK	Consolidated
Net sales	$669,061	$117,682	$786,743
Costs of goods sold	590,638	101,524	692,162

Gross profit	78,423	16,158	94,581
Operating expenses:
Selling and administrative expenses	59,869	13,106	72,975
Severance and restructuring expenses	3,650	414	4,064

Earnings from operations	$14,904	$2,638	17,542

Non-operating income, net			(318)

Earnings from continuing operations before income taxes			17,859
Income tax expense			6,898

Net earnings from continuing operations			10,961
Net earnings from discontinued operation			1,724

Net earnings			$12,685

Total assets	$919,706	$156,784	$852,537	*

*	Consolidated total assets include net intercompany eliminations, assets of a discontinued operation and corporate assets of $223,953.

	Six Months Ended June 30, 2005
	Insight
	North America	Insight UK	Consolidated
Net sales	$1,311,737	$236,297	$1,548,034
Costs of goods sold	1,157,570	204,484	1,362,054

Gross profit	154,167	31,813	185,980
Operating expenses:
Selling and administrative expenses	117,118	25,697	142,815
Severance and restructuring expenses	3,650	414	4,064
Reductions in liabilities assumed in a previous acquisition	—	(664)	(664)

Earnings from operations	$33,399	$6,366	39,765

Non-operating income, net			(666)

Earnings from continuing operations before income taxes			40,431
Income tax expense			15,633

Net earnings from continuing operations			24,798
Net earnings from discontinued operation			3,399

Net earnings			$28,197

Total assets	$919,706	$156,784	$852,537 *

*	Consolidated total assets include net intercompany eliminations, assets of a discontinued operation and corporate assets of $223,953.
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Insight Enterprises, Inc.       1305 West Auto Drive       Tempe, Arizona 85284       480-902-1001       FAX 480-760-8958

Insight Q2 2006 Results, Page 13	July 20, 2006
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Reconciliation of Consolidated GAAP to Non-GAAP Financial Measures
(In thousands, except per share data and percentages)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Selling and Administrative Expenses:
GAAP	$80,775	$72,975	$159,263	$142,815
Settlement expense	—	—	(1,000)	—
Stock-based compensation expense	(3,082)	(168)	(6,254)	(289)

Non-GAAP	$77,693	$72,807	$152,009	$142,526

Non-GAAP selling and administrative expenses as a percentage of net sales	9.3%	9.3%	9.3%	9.2%

Earnings from Operations:
GAAP	$23,478	$17,542	$44,042	$39,765
Settlement expense	—	—	1,000	—
Stock-based compensation expense	3,082	168	6,254	289
Severance and restructuring expense	—	4,064	—	4,064
Reductions in liabilities assumed in a previous acquisition	—	—	—	(664)

Non-GAAP	$26,560	$21,774	$51,296	$43,454

Non-GAAP earnings from operations as a percentage of net sales (“Operating Margin”)	3.2%	2.8%	3.2%	2.8%

Effective Tax Rate:
GAAP	35.0%	38.6%	35.3%	38.7%
Tax rate effect of adjustments	0.0%	0.1%	0.3%	(0.3%)

Non-GAAP	35.0%	38.7%	35.6%	38.4%

Net Earnings from Continuing Operations:
GAAP	$15,691	$10,961	$28,864	$24,798
Settlement expense, net of tax	—	—	605	—
Severance and restructuring expense	—	2,491	—	2,491
Stock-based compensation expense, net of tax	2,008	100	3,949	173
Reductions in liabilities assumed in a previous acquisition, net of tax	—	—	—	(306)

Non-GAAP	$17,699	$13,552	$33,418	$27,156

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Insight Enterprises, Inc.       1305 West Auto Drive       Tempe, Arizona 85284       480-902-1001       FAX 480-760-8958

Insight Q2 2006 Results, Page 14	July 20, 2006
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Reconciliation of Consolidated GAAP to Non-GAAP Financial Measures
(In thousands, except per share data and percentages)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Net Earnings from Discontinued Operation:
GAAP	$10,196	$1,724	$11,237	$3,399
Gain on sale of discontinued operation, net of tax	(9,144)	—	(9,144)	—
Stock-based compensation expense, net of tax	441	3	628	3

Non-GAAP	$1,493	$1,727	$2,721	$3,402

Net Earnings:
GAAP	$25,887	$12,685	$40,101	$28,197
Settlement expense, net of tax	—	—	605	—
Stock-based compensation expense, net of tax	2,449	103	4,577	176
Severance and restructuring expenses, net of tax	—	2,491	—	2,491
Reductions in liabilities assumed in a previous acquisition, net of tax	—	—	—	(306)
Gain on sale of discontinued operation, net of tax	(9,144)	—	(9,144)	—

Non-GAAP	$19,192	$15,279	$36,139	$30,558

Diluted Earnings Per Share:
GAAP	$0.53	$0.26	$0.82	$0.57
Settlement expense, net of tax	—	—	0.01	—
Stock-based compensation expense, net of tax	0.05	—	0.10	—
Severance and restructuring expenses, net of tax	—	0.05	—	0.06
Reductions in liabilities assumed in a previous acquisition, net of tax	—	—	—	—
Gain on sale of discontinued operation, net of tax	(0.19)	—	(0.19)	—

Non-GAAP	$0.39	$0.31	$0.74	$0.62

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Insight Enterprises, Inc.       1305 West Auto Drive       Tempe, Arizona 85284       480-902-1001       FAX 480-760-8958

Insight Q2 2006 Results, Page 15	July 20, 2006
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Reconciliation of Operating Segment GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Insight North America:
Selling and Administrative Expenses:
GAAP	$66,268	$59,869	$130,706	$117,118
Stock-based compensation expense	(2,799)	(168)	(5,686)	(289)
Settlement expense	—	—	(1,000)	—

Non-GAAP	$63,469	$59,701	$124,020	$116,829

Non-GAAP selling and administrative expenses as a percentage of net sales	8.8%	8.9%	8.9%	8.9%

Earnings from Operations:
GAAP	$20,562	$14,904	$37,578	$33,399
Stock-based compensation expense	2,799	168	5,686	289
Settlement expense	—	—	1,000	—
Severance and restructuring expenses	—	3,650	—	3,650

Non-GAAP	$23,361	$18,722	$44,264	$37,338

Non-GAAP earnings from operations as a percentage of net sales (“Operating Margin”)	3.2%	2.8%	3.2%	2.8%

Insight UK:
Selling and Administrative Expenses:
GAAP	$14,507	$13,106	$28,557	$25,697
Stock-based compensation expense	(283)	—	(568)	—

Non-GAAP	$14,224	$13,106	$27,989	$25,697

Non-GAAP selling and administrative expenses as a percentage of net sales	12.3%	11.1%	11.9%	10.9%

Earnings from Operations:
GAAP	$2,916	$2,638	$6,464	$6,366
Stock-based compensation expense	283	—	568	—
Severance and restructuring expenses	—	414	—	414
Reductions in liabilities assumed in a previous acquisition	—	—	—	(664)

Non-GAAP	$3,199	$3,052	$7,032	$6,116

Non-GAAP earnings from operations as a percentage of net sales (“Operating Margin”)	2.8%	2.6%	3.0%	2.6%
- #### -
Insight Enterprises, Inc.       1305 West Auto Drive       Tempe, Arizona 85284       480-902-1001       FAX 480-760-8958